Prospectus Supplement	April 9, 2010

Putnam Asia Pacific Equity Fund Prospectus dated June 1, 2009

The section Who oversees and manages the fund? is supplemented to reflect that the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio is Timothy Edmonstone.

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